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Proxy Statement Pursuant to Section 14(a) of
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RAE SYSTEMS INC.

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EXPLANATORY NOTE
     Rae Systems Inc. issued the following press releases. The date of first use of each press release was the date of the respective press release as set forth in such press releases.

RAE Systems, Inc. Announces Amended Merger Agreement With Vector Capital
RAE SYSTEMS, INC. ANNOUNCES AMENDED MERGER AGREEMENT WITH VECTOR CAPITAL INCREASING PRICE TO $1.88 PER SHARE IN CASH, AND NEW DATE FOR SPECIAL MEETING OF STOCKHOLDERS.
SAN JOSE, CALIF. — April 3, 2011 — RAE Systems Inc. (NYSE Amex: RAE) (“RAE” or “the Company”), a leader in delivering innovative sensor solutions to serve industrial, energy, environmental, and government safety markets worldwide, today announced that it has entered into an amendment to its merger agreement with an affiliate of Vector Capital (“Vector”) under which the acquirer has increased the price per share to be paid to our unaffiliated stockholders to $1.88 per share, an approximately 7.4% increase from the $1.75 per share previously provided. The amended merger agreement was unanimously approved by the Special Committee of the Board of Directors of RAE. The terms of the merger agreement remain unchanged, except that the termination fee payable upon termination of the Vector merger agreement in connection with a superior offer has been increased correspondingly from $3.71 million to $4.01 million.
Vector Capital proposed an initial form of the amendment (at a lower price) on April 2, 2011, following a definitive proposal submitted earlier that day by Battery Ventures and another private equity firm to acquire the Company for $1.90 per share. Under the definitive Battery Ventures proposal, we would have been required to issue to the purchaser an option to acquire 19.9% of our common stock concurrently with execution of a merger agreement. In determining that this Battery Ventures proposal did not constitute a “superior offer” as compared to the improved amended agreement with the affiliate of Vector Capital that the Special Committee negotiated on April 2 and April 3, the Special Committee took into account the delay in achieving completion of the sale of the Company that would be associated with the Battery Ventures proposal, which would require that the Company circulate a new proxy statement and convene a new stockholders’ meeting (which the Special Committee believed would likely then occur in June 2011), and the legal uncertainties related to the structure of the Battery Ventures proposal.
In order to allow time for the Company’s stockholders to evaluate these developments, it is anticipated that the Special Meeting of Stockholders, previously scheduled for April 7, 2011, will instead be held at 10:00 am, Pacific time, on April 14, 2011.
The transaction is subject to customary closing conditions, including the approval of RAE’s stockholders. There is no financing condition to the transaction.
About Vector
Vector Capital is a leading global private equity firm specializing in spinouts, buyouts and recapitalizations of established technology businesses. Vector identifies and pursues these complex investments in both the private and public markets. Vector actively partners with management teams to devise and execute new financial and business strategies that materially improve the competitive standing of these businesses and enhance their value for employees, customers and shareholders. Among Vector’s notable investments are Aladdin Knowledge Systems, Certara, Corel, LANDesk, Precise Software, Printronix, Register.com, SafeNet, Savi Technology, Trafficmaster, WatchGuard Technologies, and WinZip. For more information, visit www.vectorcapital.com.
About RAE Systems
RAE Systems is a leading global provider of rapidly deployable connected, intelligent gas detection systems that enable real-time safety and security threat detection. RAE Systems products are used in more than 95 countries by many of the world’s leading corporations and government agencies. RAE Systems offers a full line of wirelessly enabled solutions including personal, hand-held, transportable, and fixed instruments designed to meet the needs of any usage scenario. Applications include energy production, refining, industrial and environmental safety, public venue safety, and government first responder markets. For more information about RAE Systems, please visit raesystems.com.
Additional Information About the Transaction and Where You Can Find It
In connection with the proposed merger with an affiliate of Vector Capital, RAE Systems Inc. filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on March 9, 2011, (the “Proxy Statement”), and supplements to the proxy statement on March 16, 2011 and March 28, 201. Stockholders are strongly advised to read the proxy statement and these supplements because they contain important information about the proposed transaction. Investors and stockholders may obtain a free copy of the proxy statement, supplements and other documents filed by RAE Systems at the SEC’s web site at http://www.sec.gov. The proxy statement, supplements and other relevant documents may also be obtained for free from RAE Systems by directing a request to RAE Systems, Inc., c/o Investor Relations, 3775 North First Street, San Jose, California 95134, telephone: 408-952-8200.
RAE Systems and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Certain information regarding the interests of such directors and executive officers is included in the proxy statement relating to the proposed merger, which is available free of charge at the SEC’s website at http://www.sec.gov and from RAE Systems, Inc., c/o Investor Relations, 3775 North First Street, San Jose, California 95134, telephone: 408-952-8200.
Safe Harbor Statement
This press release may contain “forward-looking” statements, as that term is used in Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, without limitation: expressions of “belief,” “anticipation,” or “expectations” of management; statements as to industry trends or future results of operations of RAE Systems and its subsidiaries; and other statements that are not historical fact. These types of statements address matters that are subject to risks and uncertainties, which could cause actual results to differ materially. Factors that could cause or contribute to such differences include, but are not limited to, failure to consummate the recently-announced divestiture of RAE Systems’ interest in its Fushun joint venture, the general economic and industry factors and receptiveness of the market to RAE Systems and its products. In addition, our forward-looking statements should be considered in the context of other risk factors discussed in our filings with the Securities and Exchange Commission, including but not limited to our annual report on Form 10-K and Form 10-Q filings, available online at http://www.sec.gov. All forward-looking statements are based on information available to the company on the date hereof, and the company assumes no obligation to update such statements.

RAE Systems Announces Postponement of its Special Meeting of Stockholders
SAN JOSE, CALIF. — April 13, 2011 — RAE® Systems Inc. (NYSE Amex: RAE) (“RAE” or “the Company”), a leader in delivering innovative sensor solutions to serve industrial, energy, environmental, and government safety markets worldwide, today announced that it has postponed its special meeting of stockholders, which had previously been scheduled for 10:00 AM Pacific time on Thursday, April 14, 2011. RAE Systems expects to announce a new date for the special meeting in the near future. The record date for determining stockholders eligible to vote at the special meeting, March 9, 2011, has not changed.
About RAE Systems
RAE Systems is a leading global provider of rapidly deployable connected, intelligent gas detection systems that enable real-time safety and security threat detection. RAE Systems products are used in more than 95 countries by many of the world’s leading corporations and government agencies. RAE Systems offers a full line of wirelessly enabled solutions including personal, hand-held, transportable, and fixed instruments designed to meet the needs of any usage scenario. Applications include energy production, refining, industrial and environmental safety, public venue safety, and government first responder markets.
For more information about RAE Systems, please visit raesystems.com.
Safe Harbor Statement
This press release may contain “forward-looking” statements, as that term is used in Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, without limitation: expressions of “belief,” “anticipation,” or “expectations” of management; statements as to industry trends or future results of operations of RAE Systems and its subsidiaries; and other statements that are not historical fact. These types of statements address matters that are subject to risks and uncertainties, which could cause actual results to differ materially. Factors that could cause or contribute to such differences include, but are not limited to, failure to consummate the recently-announced divestiture of RAE Systems’ interest in its Fushun joint venture, the general economic and industry factors and receptiveness of the market to RAE Systems and its products. In addition, our forward-looking statements should be considered in the context of other risk factors discussed in our filings with the Securities and Exchange Commission, including but not limited to our annual report on Form 10-K and Form 10-Q filings, available online at http://www.sec.gov. All forward-looking statements are based on information available to the company on the date hereof, and the company assumes no obligation to update such statements.

RAE Systems Announces Date for Special Meeting of Stockholders
SAN JOSE, CALIF. — May 6, 2011 - RAE® Systems Inc. (NYSE Amex: RAE) (“RAE” or “the Company”), a leader in delivering innovative sensor solutions to serve industrial, energy, environmental, and government safety markets worldwide, today announced that it has rescheduled its special meeting of stockholders, which will now be held at 10:00 AM Pacific time on Thursday, May 26, 2011. The record date for determining stockholders eligible to vote at the special meeting has also been changed, to the close of business on May 9, 2011. Stockholders of record on May 9, 2011 who have already voted their shares do not need to submit new proxies (unless they wish to change their vote at on the proposals being submitted for approval at the special meeting).
At the special meeting, RAE’s stockholders will vote upon a proposal to adopt a merger agreement with an affiliate of Vector Capital (“Vector”) under which the acquirer has increased the price per share to be paid to our unaffiliated stockholders to $1.88 per share. The transaction is subject to customary closing conditions, including the approval of RAE’s stockholders. There is no financing condition to the transaction.
About RAE Systems
RAE Systems is a leading global provider of rapidly deployable connected, intelligent gas detection systems that enable real-time safety and security threat detection. RAE Systems products are used in more than 95 countries by many of the world’s leading corporations and government agencies. RAE Systems offers a full line of wirelessly enabled solutions including personal, hand-held, transportable, and fixed instruments designed to meet the needs of any usage scenario. Applications include energy production, refining, industrial and environmental safety, public venue safety, and government first responder markets. For more information about RAE Systems, please visit raesystems.com.
About Vector
Vector Capital is a leading global private equity firm specializing in spinouts, buyouts and recapitalizations of established technology businesses. Vector identifies and pursues these complex investments in both the private and public markets. Vector actively partners with management teams to devise and execute new financial and business strategies that materially improve the competitive standing of these businesses and enhance their value for employees, customers and shareholders. Among Vector’s notable investments are Aladdin Knowledge Systems, Certara, Corel, LANDesk, Precise Software, Printronix, Register.com, SafeNet, Savi Technology, Trafficmaster, WatchGuard Technologies, and WinZip. For more information, visit www.vectorcapital.com.
Safe Harbor Statement
This press release may contain “forward-looking” statements, as that term is used in Section 21E of the Securities

Exchange Act of 1934. Forward-looking statements include, without limitation: expressions of “belief,” “anticipation,” or “expectations” of management; statements as to industry trends or future results of operations of RAE Systems and its subsidiaries; and other statements that are not historical fact. These types of statements address matters that are subject to risks and uncertainties, which could cause actual results to differ materially. Factors that could cause or contribute to such differences include, but are not limited to, failure to consummate the recently-announced divestiture of RAE Systems’ interest in its Fushun joint venture, the general economic and industry factors and receptiveness of the market to RAE Systems and its products. In addition, our forward-looking statements should be considered in the context of other risk factors discussed in our filings with the Securities and Exchange Commission, including but not limited to our annual report on Form 10-K and Form 10-Q filings, available online at http://www.sec.gov. All forward-looking statements are based on information available to the company on the date hereof, and the company assumes no obligation to update such statements.

RAE Systems Inc. Announces Amended Merger Agreement with Vector Capital Increasing Price to $2.00 per Share in Cash
SAN JOSE, CALIF. — May 18, 2011 — RAE Systems Inc. (NYSE Amex: RAE) (“RAE” or “the Company”), a leader in delivering innovative sensor solutions to serve industrial, energy, environmental, and government safety markets worldwide, today announced that it has entered into an amendment to its merger agreement with an affiliate of Vector Capital (“Vector”) under which the acquirer has increased the price per share to be paid to our unaffiliated stockholders to $2.00 per share, an approximate 6.4% increase from the $1.88 per share previously provided. The termination fee payable in the event that the Vector merger agreement is terminated in connection with a superior offer has been increased correspondingly from $4.01 million to $4.27 million. The amended merger agreement was unanimously approved by the Special Committee of the Board of Directors of RAE. Vector Capital proposed this amendment on May 17, 2011 following a definitive proposal submitted on May 15, 2011 by Battery Ventures and another private equity firm to acquire the Company, also for $2.00 per share. The transaction is subject to customary closing conditions, including the approval of RAE’s stockholders. There is no financing condition to the transaction.
About Vector
Vector Capital is a leading global private equity firm specializing in spinouts, buyouts and recapitalizations of established technology businesses. Vector identifies and pursues these complex investments in both the private and public markets. Vector actively partners with management teams to devise and execute new financial and business strategies that materially improve the competitive standing of these businesses and enhance their value for employees, customers and shareholders. Among Vector’s notable investments are Aladdin Knowledge Systems, Certara, Corel, LANDesk, Precise Software, Printronix, Register.com, SafeNet, Savi Technology, Trafficmaster, WatchGuard Technologies, and WinZip. For more information, visit www.vectorcapital.com.
About RAE Systems
RAE Systems is a leading global provider of rapidly deployable connected, intelligent gas detection systems that enable real-time safety and security threat detection. RAE Systems products are used in more than 95 countries by many of the world’s leading corporations and government agencies. RAE Systems offers a full line of wirelessly enabled solutions including personal, hand-held, transportable, and fixed instruments designed to meet the needs of any usage scenario. Applications include energy production, refining, industrial and environmental safety, public venue safety, and government first responder markets. For more information about RAE Systems, please visit raesystems.com.
Additional Information About the Transaction and Where You Can Find It
In connection with the proposed merger with an affiliate of Vector Capital, RAE Systems Inc. filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on March 9, 2011, (the “Proxy Statement”), and supplements to the proxy statement on March 16, 2011, March 28, 2011 and May 12, 2011. Stockholders are strongly advised to read the proxy statement and these supplements because they contain important information about the proposed transaction. Investors and stockholders may obtain a free copy of the proxy statement, supplements and other documents filed by RAE Systems at the SEC’s web site at http://www.sec.gov. The proxy statement, supplements and other relevant documents may also be obtained for free from RAE Systems by directing a request to RAE Systems, Inc., c/o Investor Relations, 3775 North First Street, San Jose, California 95134, telephone: 408-952-8200.

RAE Systems and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Certain information regarding the interests of such directors and executive officers is included in the proxy statement relating to the proposed merger, which is available free of charge at the SEC’s website at http://www.sec.gov and from RAE Systems, Inc., c/o Investor Relations, 3775 North First Street, San Jose, California 95134, telephone: 408-952-8200.
Safe Harbor Statement
This press release may contain “forward-looking” statements, as that term is used in Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, without limitation: expressions of “belief,” “anticipation,” or “expectations” of management; statements as to industry trends or future results of operations of RAE Systems and its subsidiaries; and other statements that are not historical fact. These types of statements address matters that are subject to risks and uncertainties, which could cause actual results to differ materially. Factors that could cause or contribute to such differences include, but are not limited to, failure to consummate the recently-announced divestiture of RAE Systems’ interest in its Fushun joint venture, the general economic and industry factors and receptiveness of the market to RAE Systems and its products. In addition, our forward-looking statements should be considered in the context of other risk factors discussed in our filings with the Securities and Exchange Commission, including but not limited to our annual report on Form 10-K and Form 10-Q filings, available online at http://www.sec.gov. All forward-looking statements are based on information available to the company on the date hereof, and the company assumes no obligation to update such statements.

RAE Systems Announces Rescheduled Date for Special Meeting of Stockholders
SAN JOSE, CALIF. — May 19, 2011 - RAE Systems Inc. (NYSE Amex: RAE) (“RAE” or “the Company”), a leader in delivering innovative sensor solutions to serve industrial, energy, environmental, and government safety markets worldwide, today announced that it has rescheduled its special meeting of stockholders, which will now be held at 10:00 a.m. Pacific Time on Thursday, June 9, 2011. The record date for determining stockholders eligible to vote at the special meeting has not been changed, and remains the close of business on May 9, 2011. Stockholders of record on May 9, 2011 who have already voted their shares do not need to submit new proxies (unless they wish to change their vote at on the proposals being submitted for approval at the special meeting).
At the special meeting, RAE’s stockholders will vote upon a proposal to adopt a merger agreement with an affiliate of Vector Capital (“Vector”) under which the acquirer has increased the price per share to be paid to RAE’s unaffiliated stockholders to $2.00 per share. The transaction is subject to customary closing conditions, including the approval of RAE’s stockholders. There is no financing condition to the transaction.
About RAE Systems
RAE Systems is a leading global provider of rapidly deployable connected, intelligent gas detection systems that enable real-time safety and security threat detection. RAE Systems’ products are used in more than 95 countries by many of the world’s leading corporations and government agencies. RAE Systems offers a full line of wirelessly enabled solutions including personal, hand-held, transportable, and fixed instruments designed to meet the needs of any usage scenario. Applications include energy production, refining, industrial and environmental safety, public venue safety, and government first responder markets. For more information about RAE Systems, please visit raesystems.com.
About Vector
Vector Capital is a leading global private equity firm specializing in spinouts, buyouts and recapitalizations of established technology businesses. Vector identifies and pursues these complex investments in both the private and public markets. Vector actively partners with management teams to devise and execute new financial and business strategies that materially improve the competitive standing of these businesses and enhance their value for employees, customers and shareholders. Among Vector’s notable investments are Aladdin Knowledge Systems, Certara, Corel, LANDesk, Precise Software, Printronix, Register.com, SafeNet, Savi Technology, Trafficmaster, WatchGuard Technologies, and WinZip. For more information, visit www.vectorcapital.com.

Safe Harbor Statement
This press release may contain “forward-looking” statements, as that term is used in Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, without limitation: expressions of “belief,” “anticipation,” or “expectations” of management; statements as to industry trends or future results of operations of RAE Systems and its subsidiaries; and other statements that are not historical fact. These types of statements address matters that are subject to risks and uncertainties, which could cause actual results to differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the general economic and industry factors, and investigation and receptiveness of the market to RAE Systems and its products. In addition, our forward-looking statements should be considered in the context of other risk factors discussed in our filings with the Securities and Exchange Commission, including but not limited to our annual report on Form 10-K and Form 10-Q filings, available online at http://www.sec.gov. All forward-looking statements are based on information available to the company on the date hereof, and the company assumes no obligation to update such statements.

RAE Systems, Inc. Announces Amended Merger Agreement with Vector Capital Increasing Price to $2.05 per Share in Cash
SAN JOSE, CALIF. — May 21, 2011 — RAE Systems Inc. (NYSE Amex: RAE) (“RAE” or “the Company”), a leader in delivering innovative sensor solutions to serve industrial, energy, environmental, and government safety markets worldwide, today announced that it has entered into an amendment to its merger agreement with an affiliate of Vector Capital (“Vector”) under which the acquirer has increased the price per share to be paid to our unaffiliated stockholders to $2.05 per share. The termination fee payable in the event that the Vector merger agreement is terminated in connection with a superior offer has not been increased. The amended merger agreement was unanimously approved by the Special Committee of the Board of Directors of RAE. Vector Capital proposed this amendment on May 20, 2011 following a definitive proposal submitted on May 20, 2011 by Battery Ventures and another private equity firm to acquire the Company, also for $2.05 per share. The transaction is subject to customary closing conditions, including the approval of RAE’s stockholders. There is no financing condition to the transaction.
As previously announced, the special meeting of stockholders to vote on the transaction will be held at 10:00 AM Pacific time on Thursday, June 9, 2011.
About Vector
Vector Capital is a leading global private equity firm specializing in spinouts, buyouts and recapitalizations of established technology businesses. Vector identifies and pursues these complex investments in both the private and public markets. Vector actively partners with management teams to devise and execute new financial and business strategies that materially improve the competitive standing of these businesses and enhance their value for employees, customers and shareholders. Among Vector’s notable investments are Aladdin Knowledge Systems, Certara, Corel, LANDesk, Precise Software, Printronix, Register.com, SafeNet, Savi Technology, Trafficmaster, WatchGuard Technologies, and WinZip. For more information, visit www.vectorcapital.com.
About RAE Systems
RAE Systems is a leading global provider of rapidly deployable connected, intelligent gas detection systems that enable real-time safety and security threat detection. RAE Systems products are used in more than 95 countries by many of the world’s leading corporations and government agencies. RAE Systems offers a full line of wirelessly enabled solutions including personal, hand-held, transportable, and fixed instruments designed to meet the needs of any usage scenario. Applications include energy production, refining, industrial and environmental safety, public venue safety, and government first responder markets. For more information about RAE Systems, please visit raesystems.com.
Additional Information About the Transaction and Where You Can Find It
In connection with the proposed merger with an affiliate of Vector Capital, RAE Systems Inc. filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on March 9, 2011, (the “Proxy Statement”), and supplements to the proxy statement on March 16, 2011, March 28, 2011 and May 12, 2011. Stockholders are strongly advised to read the proxy statement and these supplements because they contain important information about the proposed transaction. Investors and stockholders may obtain a free copy of the proxy statement, supplements and other documents filed by RAE Systems at the SEC’s web site at http://www.sec.gov.

The proxy statement, supplements and other relevant documents may also be obtained for free from RAE Systems by directing a request to RAE Systems, Inc., c/o Investor Relations, 3775 North First Street, San Jose, California 95134, telephone: 408-952-8200.
RAE Systems and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Certain information regarding the interests of such directors and executive officers is included in the proxy statement relating to the proposed merger, which is available free of charge at the SEC’s website at http://www.sec.gov and from RAE Systems, Inc., c/o Investor Relations, 3775 North First Street, San Jose, California 95134, telephone: 408-952-8200.
Safe Harbor Statement
This press release may contain “forward-looking” statements, as that term is used in Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, without limitation: expressions of “belief,” “anticipation,” or “expectations” of management; statements as to industry trends or future results of operations of RAE Systems and its subsidiaries; and other statements that are not historical fact. These types of statements address matters that are subject to risks and uncertainties, which could cause actual results to differ materially. Factors that could cause or contribute to such differences include, but are not limited to, failure to consummate the recently-announced divestiture of RAE Systems’ interest in its Fushun joint venture, the general economic and industry factors and receptiveness of the market to RAE Systems and its products. In addition, our forward-looking statements should be considered in the context of other risk factors discussed in our filings with the Securities and Exchange Commission, including but not limited to our annual report on Form 10-K and Form 10-Q filings, available online at http://www.sec.gov. All forward-looking statements are based on information available to the company on the date hereof, and the company assumes no obligation to update such statements.

RAE Systems, Inc. Announces Amended Merger Agreement with Vector Capital Increasing Price to $2.25 per Share in Cash
SAN JOSE, CALIF. — May 25, 2011 — RAE Systems Inc. (NYSE Amex: RAE) (“RAE” or “the Company”), a leader in delivering innovative sensor solutions to serve industrial, energy, environmental, and government safety markets worldwide, today announced that it has entered into a further amendment to its merger agreement with an affiliate of Vector Capital (“Vector”) under which the acquirer has increased the price per share to be paid to our unaffiliated stockholders to $2.25 per share. The termination fee payable in the event that the Vector merger agreement is terminated in connection with a superior offer has also been increased, to $5.75 million. The amended merger agreement was unanimously approved by the Special Committee of the Board of Directors of RAE. Vector Capital proposed this amendment on May 24, 2011 following a definitive proposal submitted on May 24, 2011 by Battery Ventures and SFW Capital Partners to acquire the Company for $2.20 per share. The transaction is subject to customary closing conditions, including the approval of RAE’s stockholders. There is no financing condition to the transaction.
As previously announced, the special meeting of stockholders to vote on the transaction will be held at 10:00 AM Pacific time on Thursday, June 9, 2011.
About Vector
Vector Capital is a leading global private equity firm specializing in spinouts, buyouts and recapitalizations of established technology businesses. Vector identifies and pursues these complex investments in both the private and public markets. Vector actively partners with management teams to devise and execute new financial and business strategies that materially improve the competitive standing of these businesses and enhance their value for employees, customers and shareholders. Among Vector’s notable investments are Aladdin Knowledge Systems, Certara, Corel, LANDesk, Precise Software, Printronix, Register.com, SafeNet, Savi Technology, Trafficmaster, WatchGuard Technologies, and WinZip. For more information, visit www.vectorcapital.com.
About RAE Systems
RAE Systems is a leading global provider of rapidly deployable connected, intelligent gas detection systems that enable real-time safety and security threat detection. RAE Systems products are used in more than 95 countries by many of the world’s leading corporations and government agencies. RAE Systems offers a full line of wirelessly enabled solutions including personal, hand-held, transportable, and fixed instruments designed to meet the needs of any usage scenario. Applications include energy production, refining, industrial and environmental safety, public venue safety, and government first responder markets. For more information about RAE Systems, please visit raesystems.com.
Additional Information About the Transaction and Where You Can Find It
In connection with the proposed merger with an affiliate of Vector Capital, RAE Systems Inc. filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on March 9, 2011, (the “Proxy Statement”), and supplements to the proxy statement on March 16, 2011, March 28, 2011 and May 12, 2011. Stockholders are strongly advised to read the proxy statement and these supplements because they contain important information about the proposed transaction. Investors and stockholders may obtain a free copy of the proxy statement, supplements and other documents filed by RAE Systems at the SEC’s web site at http://www.sec.gov. The proxy statement, supplements and other relevant documents may also be obtained for free from RAE Systems by directing a request to RAE Systems, Inc., c/o Investor Relations, 3775 North First Street, San Jose, California 95134, telephone: 408-952-8200.
RAE Systems and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Certain information regarding the interests of such directors and executive officers is included in the proxy statement relating to the proposed merger, which is available free of charge at the SEC’s website at http://www.sec.gov and from RAE Systems, Inc., c/o Investor Relations, 3775 North First Street, San Jose, California 95134, telephone: 408-952-8200.
Safe Harbor Statement
This press release may contain “forward-looking” statements, as that term is used in Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, without limitation: expressions of “belief,” “anticipation,” or “expectations” of management; statements as to industry trends or future results of operations of RAE Systems and its subsidiaries; and other statements that are not historical fact. These types of statements address matters that are subject to risks and uncertainties, which could cause actual results to differ materially. Factors that could cause or contribute to such differences include, but are not limited to, failure to consummate the recently-announced divestiture of RAE Systems’ interest in its Fushun joint venture, the general economic and industry factors and receptiveness of the market to RAE Systems and its products. In addition, our forward-looking statements should be considered in the context of other risk factors discussed in our filings with the Securities and Exchange Commission, including but not limited to our annual report on Form 10-K and Form 10-Q filings, available online at http://www.sec.gov. All forward-looking statements are based on information available to the company on the date hereof, and the company assumes no obligation to update such statements.